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                               CARROLS CORPORATION

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


        THIS AGREEMENT, dated as of December 30, 1996 (the "Date of Grant") is made by and between Carrols Corporation, a Delaware corporation (hereinafter called the "Company") and Alan Vituli, an employee of the Company (hereinafter referred to as the "Optionee"). All capitalized terms herein shall have such meanings as are ascribed to them in the Plan and in this Agreement.

               1. Grant and Approval of Option. The Company hereby grants to the Optionee a nonqualified stock option (this "Option") to purchase all or any part of the aggregate of 160,451.60 shares of $.01 par value common stock of Carrols Holdings Corporation (the "Shares"), subject to all of the terms and conditions of this agreement (the "Agreement") and the Carrols Corporation 1996 Long-Term Incentive Plan (the "Plan").


               2. Exercise Price and Period of Option. Subject to the terms and conditions of the Plan and this Agreement, this Option shall become exercisable
(a) with regard to 56,629.98 Shares, on the Date of Grant, at an exercise price per share (the "Exercise Price") of $29.7192; (b) with regard to 56,629.98 Shares, on December 31, 1997, at an Exercise Price of $35.1227; and (c) with regard to 47,191.64 Shares, on December 31, 1997, at an Exercise Price of $37.8245. If the Optionee's employment with the Company is terminated prior to such dates, other then due to death, Permanent Disability, Retirement, termination for Good Reason or termination without Cause, this Option shall not become exercisable.


               3. Expiration of Option. This Option may not be exercised to any extent by Optionee after the first to occur of the following events:

               (a)    the tenth anniversary of the Date of Grant; or

               (b)    a Change of Control (as defined in the Plan).


               4.     Manner of Exercise.

               (a) This Option shall be exercisable by delivery to the Secretary of the Company of an executed written Notice and Agreement in the form attached hereto as Exhibit A, or in such other form as may be required by the Company, which shall set forth Optionee's election to exercise this Option, the number of Shares being purchased and such other representations and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.




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               (b)  Such  Notice  and  Agreement  shall be  accompanied  by full payment of the Exercise Price for the Shares being purchased (i) in cash (including check, bank draft or money order); (ii) where approved by the Committee in its sole discretion, by surrender of Shares of the Company owned by the Optionee having a Fair Market Value equal to the Exercise Price; (iii) by delivery of a promissory note to the Controlling Shareholder payable over a three (3) year period and bearing interest at the rate provided under Section 1274(d) of the Code; (iv) by any combination of the foregoing where approved by the Committee in writing in its sole discretion; or (v) any other method the Committee may approve in its sole discretion, subject to the terms and conditions of the Plan.

               (c) Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or, in a manner acceptable to the Company, make adequate provision to pay, any applicable federal, state or local withholding obligations as determined by the Company.

               (d) Provided that the foregoing Notice and Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Optionee, the Optionee and the Optionee's spouse, or the Optionee's legal representative.

               (e) Prior to the issuance of the Shares upon exercise of this Option, the Optionee must execute a shareholders' agreement containing such terms and conditions as determined by the Committee and approved by the Board of Directors.

               (f) Any exercisable portion of this Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when this Option becomes unexercisable under Paragraph 3; provided, however, that any partial exercise shall be for whole Shares only.

               (g) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.


               5. Redemption of Options Upon Change of Control. In the event that (i) a Change of Control (as defined in the Plan) of the Company occurs within five (5) years of the Date Of Grant; (ii) the Bahrain International Bank E.C. has realized a return of its investment; and (iii) the successor corporation neither assumes this Option nor agrees to substitute a substantially equivalent option or options at least ten (10) days prior to the date of the Change of Control, the Company shall redeem any options granted to the Optionee pursuant to the Plan (including, but not limited to, this Option), in an amount (the "Redemption Amount") determined pursuant to Schedule I attached hereto, payable within thirty (30) days of the date of the Change of Control.


               6. Compliance with Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock



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exchange  on  which  the  Company's  shares  may be  listed  at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.


               7.   Nontransferability   of  Option.  This  Option  may  not  be
transferred in any manner except (a) as determined by the Committee in its sole discretion, or (b) pursuant to Paragraph 7(f) of the Plan.


               8. Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares purchasable upon the exercise of the Option or any portion thereof, unless and until certificates representing such Shares shall have been issued by the Company to such holder.

               9. Sale by Controlling Shareholder. In the event the Controlling Shareholder elects to sell or otherwise transfer to a third party (the "Purchaser") any Shares owned (as of the effective date of the Plan) by the Controlling Shareholder, the Optionee shall be entitled to sell to the Purchaser the Shares issued to and owned by the Optionee pursuant to the Plan, as of the same time and at the per share sale price to be received by the Controlling Shareholder, up to an equivalent percentage of the Shares sold by the Controlling Shareholder, in the following manner:

               (i) the Controlling Shareholder shall notify the Optionee of such sale or transfer and its material terms at least ten
                      (10) days prior to the effective date of such sale or transfer;

               (ii) within five (5) days thereafter, the Optionee shall notify the Company of the number, if any, of such Shares owned by the Optionee to be sold to the Purchaser (the "Participant Shares"), subject to the limitations set forth above;

               (iii) the Controlling Shareholder shall sell both its Shares and, acting on behalf of the Optionee, the Participant Shares, to the Purchaser and, to the extent necessary, the Controlling Shareholder shall reduce the number of its Shares available for sale to accommodate the sale of the Participant Shares.


               10. Consequences. Optionee shall be solely responsible for the payment of any taxes due in connection with the Plan and this Option grant; provided, however, that the Company may make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with the issuance, exercise or vesting of this Option.


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               11.  Administration.  The  Committee  shall  have  the  power  to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.


               12. Notice. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Paragraph 12, either party may hereafter designate a different address for notices to be delivered. Any notice which is required to be given to the Optionee shall, if the Optionee is deceased, be given to the Optionee's personal representative. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.


               13. Dividends. In the event the Committee provides that Awards granted under the Plan earn dividends or dividend equivalents, such dividends or dividend equivalents may, in the Committee's discretion and in accordance with the terms of the Plan, (a) be paid currently, or (b) be credited to an account established by the Committee under the Plan in the name of the Optionee.


               14. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Committee shall be final and binding on the Company and on the Optionee.


               15. Governing Document. This Agreement is in every respect subject to the provisions of the Plan, as it may be amended from time to time. The provisions of the Plan shall govern in the case of any inconsistency between the Plan and this Agreement.


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               16.  Entire  Agreement.  The Plan and the  Notice  and  Agreement
attached as Exhibit A are incorporated herein by reference. This Agreement, the Plan and the Notice and Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.


                                        CARROLS CORPORATION




                                        By:  /s/ Joseph Zirkman
                                            ---------------------------------

                                       Its:  Vice President
                                            ---------------------------------






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ACCEPTANCE

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Agreement. Optionee acknowledges that there may be various tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.



                                                    /s/ Alan Vituli
                                                 ------------------------------
                                                              Name

                                                          Alan Vituli
                                                 ------------------------------

                                                  C/O CARROLS CORPORATION
                                                 ------------------------------
                                                  968 James St., Syracuse, NY
                                                 ------------------------------
                                                             Address

                                                           ###-##-####
                                                 ------------------------------
                                                 Taxpayer Identification Number




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